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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 30, 2000



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                   333-75489                  13-3526694
 (State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


      One New York Plaza                                            10292
      New York, New York                                          (Zip Code)
    (Address of Principal
      Executive Offices)



       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
          -------------------------------------------------------------



          (Former name or former address, if changed since last report)



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      Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

            Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-75489) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 2000-1 (the "Trust") issued approximately $235,000,000 in aggregate principal amount of its Backed Notes Certificates (the "Notes"), on March 30, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of March 1, 2000, between ABFS Mortgage Loan Trust 2000-1 (the "Trust") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of two classes of senior notes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes", and, collectively with the Class A-1 Notes, the "Class A Notes") and two classes of Trust Certificates (the "Trust Certificates"). Only the Class A Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

            The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity or commercial loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

            Interest distributions on the Class A Certificates are based on the Notes Principal Balance thereof and the then applicable Mortgage-Backed Rate thereof. The Mortgage Rate for the Class A-1 Notes is 7.925% per annum. The Mortgage-Backed Rate for the Class A-2 Notes is variable.

            The Class A-1 Notes and the Class A-2 Notes have original Note Principal Balances of $200,000,000, and $35,000,000 respectively.

            As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 23, 1999 and the Prospectus Supplement dated March 15, 2000 filed pursuant to Rule 424(b) (5) of the Act on March 24, 2000.

            Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

      1.1 Underwriting Agreement, dated March 15, 2000, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

      1.2 Indemnification Agreement, dated as of March 15, 2000, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, and Ambac Assurance Corporation.

      4.1 Indenture, dated as of March 1, 2000, between ABFS Mortgage Loan Trust 2000-1 and The Chase Manhattan Bank, as indenture trustee.

      4.2 Unaffiliated Seller's Agreement, dated as of March 1, 2000, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 2000-1, Inc.

      4.3 Sale and Servicing Agreement, dated as of March 1, 2000, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 2000-1, Chase Bank of Texas, N.A., and The Chase Manhattan Bank.

      8.1 Opinion of Brown & Wood LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

      10.1  Certificate Guaranty Insurance Policy, dated March 30, 2000.

      23.1 Consent of BDO Seidman regarding financial statements of the ABFS Mortgage Loan Trust 2000-1 and their report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRUDENTIAL SECURITIES SECURED
                                          FINANCING CORPORATION
                                          As Depositor and on behalf of ABFS
                                          Mortgage Loan Trust 2000-1
                                          Registrant


                                       By:  /s/ Evan Mitnick
                                          -------------------------------------
                                          Name:  Evan Mitnick
                                          Title: Vice President

      Dated:  April 3, 2000

                                  EXHIBIT INDEX
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Exhibit No.                  Description
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      1.1 Underwriting Agreement, dated March 15, 2000, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

      1.2 Indemnification Agreement, dated March 15, 2000, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, and Ambac Assurance Corporation.

      4.1 Indenture, dated as of March 1, 2000, between ABFS Mortgage Loan Trust 2000-1 and The Chase Manhattan Bank, as indenture trustee.

      4.2 Unaffiliated Seller's Agreement, dated as of March 1, 2000, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 2000-1, Inc.

      4.3 Sale and Servicing Agreement, dated as of March 1, 2000, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 2000-1, Chase Bank of Texas, N.A., and The Chase Manhattan Bank.

      8.1 Opinion of Brown & Wood LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

      10.1                   Certificate  Guaranty Insurance Policy, dated March
                             30, 2000.

      23.1                   Consent   of  BDO   Seidman   regarding   financial
                             statements of the Ambac Assurance Corporation and their report.